CROSS-REFERENCE SHEET


Explanatory Note: The Registrant is a "series" company. This Registration Statement relates to all eight series of the Registrant's shares: Starwood Strategic Fund, Aggressive Growth Fund, Laidlaw Fund (formerly Fiduciary Value
Fund), Asset Allocation Fund, Taxable Fixed Income Fund, First Lexington Balanced Fund (formerly Municipal Fixed Income Fund), Taxable Money Market Fund and Tax-Free Money Market Fund. All of the Funds' shares are offered pursuant to a combined Prospectus (the "Combined Prospectus") and a combined Statement of Additional Information. In addition, the shares of The Taxable Money Market Fund and The Tax-Free Money Market Fund are offered pursuant to a separate Prospectus for those Funds only (the "Money Market Fund Prospectus"). Both the Combined Prospectus and the Money Market Fund Prospectus are included in Part A of this Post-Effective Amendment. The Prospectus headings below refer to the headings in the Combined Prospectus; the Prospectus headings in the Money Market Fund Prospectus are substantially identical.


PART A.  INFORMATION REQUIRED IN THE PROSPECTUS.

Item in Form N-1A                               Prospectus Heading

Item 1.    Cover Page . . . . . . . . . . . . . Cover Page

Item 2.    Synopsis . . . . . . . . .. . . . .  Summary of Fund Expenses;
                                                Highlights

Item 3.    Condensed Financial Information . .  Financial Highlights;
                                                Performance Information

Item 4.    General Description of Registrant .  Highlights; Investment
                                                Objectives and Policies;
                                                Investment Policies and
                                                Techniques and Risk Factors;
                                                General Information; Supplement
                                                to Prospectus

Item 5.    Management of the Fund . . . . . . . The Trust and Its
                                                Management; Supplement to
                                                Prospectus

Item 5A.   Management's Discussion of Fund . . .Not Applicable
           Performance

Item 6.    Capital Stock and Other Securities . General Information;
                                                Dividends and Distributions;
                                                Taxes

Item 7.    Purchase of Securities Being. . . .  How to Buy Shares;
           Offered Shareholder Services; Net Asset Value; The Trust and its Management; Supplement to Prospectus

Item 8.    Redemption or Repurchase . . . . . . How to Redeem Shares;
                                                Exchange Privilege

Item 9.    Pending Legal Proceedings . . . . . .Not Applicable


Item 13.   Investment Objectives and Policies. .Investment Objectives and
                                                Policies; Investment Policies
                                                and Techniques and Risk
                                                Factors; Supplement to
                                                Prospectus

Item 16.   Investment Advisory and Other
             Services. . . . . . . . . . . . . .The Trust and Its Management;
                                                Supplement to Prospectus

PART B.  INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION.

Item in Form N-1A                                      Statement Heading

Item 10.  Cover Page . . . . . . . . . . . . . . . .   Cover Page

Item 11.  Table of Contents . . . . . . . . . . . . . .Table of Contents

Item 12.  General Information and History . . . . . . .None

Item 13.  Investment Objectives and Policies . . . . . Types of Investments
                                                       and Investment
                                                       Techniques;
                                                       Investment Limitations

Item 14.  Management of the Fund . . . . . . . . . . . Management of the Trust

Item 15.  Control Persons and Principal Holders
 of Securities . . . . . . . . .. . . . . . . . . . .  Management of the Trust

Item 16.  Investment Advisory and Other Services . . . Investment Advisory
                                                       Arrangements;
                                                       Distribution
                                                       Arrangements;
                                                       Administrative
                                                       Services Arrangements;
                                                       Custodian, Transfer
                                                       Agent, Fund Accounting
                                                       Agent, and
                                                       Independent Accountants

Item 17.  Brokerage Allocation and Other Practices . . Brokerage
                                                       Transactions

Item 18.  Capital Stock and Other Securities . . . . . Information About the
                                                       Trust

Item 19.  Purchase, Redemption and Pricing of
         Securities Being Offered . . . . . . . . . . .Purchase and
                                                       Redemption;
                                                       Determination of Net
                                                       Asset Value

Item 20.  Tax Status . . . . . . . . . . . . . . . . . Tax Status

Item 21.  Underwriters . . . . . . . . . . . . . . .   Not Applicable

Item 22.  Calculation of Performance Data . . . . . . .Performance
                                                       Information

Item 23.  Financial Statements . . . . . . . . . . .   Financial Statements


PART C.  OTHER INFORMATION

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                                                            September 15, 1997


                                THE VINTAGE FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1997


         On June 1, 1997, Unified Holdings, Inc., the parent of Unified Management Corporation (the Funds' Distributor) and an affiliate of Vintage Advisers, Inc. (the Funds' Adviser), acquired Health Financial, Inc., Sub-Adviser of the First Lexington Balanced Fund. As a result of that transaction, there was a change in control of Health Financial, Inc., because it became a subsidiary of Unified Holdings, Inc., and the sub-advisory agreement between The Vintage Funds and Health Financial, Inc. was terminated. The Trustees and the shareholders approved a new agreement which is identical in terms to the prior agreement, effective June 1, 1997.

         Timothy L. Ashburn, Chairman of the Board of Trustees, is an affiliated person of the Distributor and of the Funds. As a result of the transaction, Health Financial, Inc is now an affiliate of the Distributor; Unified Holdings, Inc. may be deemed to be controlled by Gregory Kasten and Mr. Ashburn; and thus Mr. Kasten and Mr. Ashburn may be deemed to control Health Financial, Inc.

         In addition to the above information, the Vintage Funds= prospectus is revised as follows:

         The third paragraph under the heading AThe First Lexington Balanced Fund@, on page 13, is revised to read as follows:

                  Under normal circumstances, the Fund's assets will consist primarily of other no load mutual funds. At least 25% of the Fund=s assets will consist of fixed income securities, including repurchase agreements and mutual funds that invest in fixed income securities. For a description of other factors related to the Fund=s investment in other mutual funds, see AInvestment in Other Mutual Funds@ below.

         The following information supplements the first paragraph on page 24:

                  Investors may be charged a fee if they effect transactions through a broker or agent.

         The following information supplements the second paragraph under the heading "Investment Adviser" on page 30:

                  Mr. Orben is no longer a member of the Trust=s Board of Trustees, effective June 1, 1997.

         The following information supplements the first paragraph under the heading "Sub-Advisers", on page 30:

                  Associated Family Services is located at 36 W. 44th Street, Suite 1310, New York, New York.

         The first sentence under the heading "First Lexington Balanced Fund", on page 31, is changed to read as follows:

                  Dr. Gregory W. Kasten began managing the Funds portfolio in January, 1997.

         Effective August 15, 1997, shares of The Aggressive Growth Fund, The Asset Allocation Fund, The Taxable Fixed Income Fund, and The Tax-Free Money Market Fund are no longer available for purchase or exchange.

         This Supplement, and the Prospectus dated February 1, 1997, contain information that you should know before investing in any of the Funds and should be retained for future reference. Additional information is included in the Statement of Additional Information dated September 15, 1997, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (800) 408-4682 (1-800-40-VINTAGE).

                                                            September 15, 1997


                                THE VINTAGE FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1997


         The following information supplements the second paragraph under the heading "Investment Adviser" on page 18:

                  Mr. Orben is no longer a member of the Trust's Board of Trustees, effective June 1, 1997.

         The following information supplements the first paragraph under the heading "Sub-Adviser", on page 18:

                  Fiduciary Counsel, Inc. is located at 36 W. 44th Street, Suite 1310, New York, New York.

Effective August 15, 1997, shares of The Tax-Free Money Market Fund are no longer available for purchase or exchange.

         This Supplement, and the Prospectus dated February 1, 1997, contain information that you should know before investing in any of the Funds and should be retained for future reference. Additional information is included in the Statement of Additional Information dated September 15, 1997, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (800) 408-4682 (1-800-40-VINTAGE).

                                THE VINTAGE FUNDS

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 1997


To residents of ARIZONA, CALIFORNIA,  CONNECTICUT, IOWA, MASSACHUSETTS,  AND NEW
MEXICO:

Shares of The First Lexington Balanced Fund are not offered in your state and may not be obtained either by original purchase or exchange.

                                THE VINTAGE FUNDS

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 1997


To residents of ARKANSAS, RHODE ISLAND, AND VERMONT:

Shares of The Laidlaw Fund and The First Lexington Balanced Fund are not offered in your state and may not be obtained either by original purchase or exchange.

                                THE VINTAGE FUNDS

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 1997


To residents of TENNESSEE:

Shares of The Laidlaw Fund are not offered in your state and may not be obtained either by original purchase or exchange.

                                THE VINTAGE FUNDS

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 1997


To residents of MICHIGAN:

Shares of The Starwood Strategic Fund and The First Lexington Balanced Fund are not offered in your state and may not be obtained either by original purchase or exchange.

                                THE VINTAGE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                               September 15, 1997



         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of The Vintage Funds (the "Trust"), dated February 1, 1997, as may be revised from time to time. To obtain a copy of the Trust's Prospectus, please write to The Vintage Funds at P.O. Box 6110, Indianapolis, Indiana 46206-6110, or call 1-800-408-4682 (1-800-40 VINTAGE).



                                TABLE OF CONTENTS

                                                                            Page


             Types of Investments and Investment Techniques . . . . . . .     2
             Investment  Limitations  . . . . . . . . . . . . . . . . . .    11
             Management  of the Trust.  . . . . . . . . . . . . . . . . .    14
             Investment Advisory Arrangements . . . . . . . . . . . . . .    15
             Distribution  Arrangements . . . . . . . . . . . . . . . . .    16
             Administrative Services Arrangements . . . . . . . . . . . .    17
             Brokerage  Transactions  . . . . . . . . . . . . . . . . . .    17
             Purchase  and  Redemption  . . . . . . . . . . . . . . . . .    17
             Determination of Net Asset Value . . . . . . . . . . . . . .    18
             Tax  Status  . . . . . . . . . . . . . . . . . . . . . . . .    18
             Performance  Information  .  . . . . . . . . . . . . . . . .    19
             Information  About the Trust.  . . . . . . . . . . . . . . .    21
             Custodian, Transfer Agent, Fund Accounting Agent,
                and  Independent  Accountants . . . . . . . . . . . . . .    21
             Financial  Statements  . . . . . . . . . . . . . . . . . . .    22

TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES

CONVERTIBLE SECURITIES

         The Funds may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

         The Funds will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Funds may also elect to hold or trade convertible shares. In selecting convertible securities, a Fund's investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

WARRANTS

         The Funds (other than the money market Fund) may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. No Fund will invest more than 5% of the value of its total assets in warrants. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of this policy.

CORPORATE DEBT OBLIGATIONS

         The Funds may invest in corporate debt obligations, including corporate bonds, notes, medium term notes, and debentures, which may have floating or fixed rates of interest.

         RATINGS. The Funds will not invest in corporate debt obligations having a rating of less than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service ("Fitch"), Duff & Phelps, Inc. ("Duff") or Thompson Bankwatch ("Bankwatch"). (The money market Fund has higher rating requirements, as described in the Prospectus.) In certain cases a Fund's investment adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to investment grade bonds. Downgraded securities will be evaluated on a case-by-case basis by the Fund's investment adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold.

         MEDIUM TERM NOTES AND DEPOSIT NOTES. Medium term notes ("MTNs") and Deposit Notes are similar to Variable Rate Demand Notes as described in the Prospectus. MTNs and Deposit Notes trade like commercial paper, but may have maturities from 9 months to ten years.

         SECTION 4(2) COMMERCIAL PAPER. Section 4(2) commercial paper is commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, this providing liquidity. The Trust believes that the criteria for liquidity established by the Board of Trustees are quite liquid. This Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Funds' investment advisers, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Trust intends to not subject such paper to the limitation applicable to restricted securities.

VARIABLE AND FLOATING RATE SECURITIES.

         The interest rates payable on certain securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods. Interest on a floating rate obligation is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based. Variable or floating rate obligations generally permit the holders of such obligations to demand payment of principal from the issuer or a third party at any time or at stated intervals. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for an obligation. The Funds will take demand features into consideration in determining the average portfolio duration of the Fund and the effective maturity of individual municipal securities. In addition, the absence of an unconditional demand feature exercisable within seven days will, and the failure of the issuer or a third party to honor its obligations under a demand feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of a Funds 15% limitation on illiquid investments.

         The Funds may invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the six-month Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

         Some of these floating rate corporate debt obligations include floating rate corporate debt securities issued by savings and loans and collateralized by adjustable rate mortgage loans, also known as collateralized thrift notes. Many of these collateralized thrift notes have received AAA ratings from nationally recognized statistical rating organizations. Collateralized thrift notes differ from traditional "pass through" certificates in which payments made are linked to monthly payments made by individual borrowers net of any fees paid to the issuer or guarantor of such securities. Collateralized thrift notes pay a floating interest rate which is tied to a pre-determined index, such as the six-month Treasury bill rate. Floating rate corporate debt obligations also include securities issued to fund commercial real estate construction.

         Increasing rate securities, which currently do not make up a significant share of the market in corporate debt securities, are generally offered at an initial interest rate which is at or above prevailing market rates. Interest rates are reset periodically (most commonly every 90 days) at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issue's prospectus.

ASSET-BACKED SECURITIES

         The money market Fund may invest in mortgage-related asset-backed securities that are considered U.S. government securities. The other Funds may invest in these and, to varying extents as described in the Prospectus, in other asset-backed securities.

         Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

         Because the loans held in the asset pool often may be prepaid without penalty or premium, asset backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that a Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

         Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

         The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

         NON-MORTGAGE RELATED ASSET-BACKED SECURITIES. The Funds may invest in non-mortgage related asset backed securities including, but not limited to, interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to collateralized mortgage obligations and mortgage pass-through securities, which are described below.

         Non-mortgage related asset-backed securities present certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivables to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then registered because the owner and the obligor move to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee with the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         MORTGAGE-RELATED ASSET-BACKED SECURITIES. The Funds may also invest in various mortgage-related asset-backed securities. These types of investments may include adjustable rate mortgage securities, collateralized mortgage obligations, real estate mortgage investment conduits, or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Many mortgage securities are issued or guaranteed by government agencies.

                  ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMS are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMS in which the Funds invest are issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

                  COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are bonds issued by single-purpose, stand alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. CMOs purchased by the Funds may be:

                  collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

                  collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or

                  securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

                  All CMOs purchased by the Funds are investment grade, as rated by a nationally recognized statistical rating organization.

                  REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

         RESETS OF INTEREST. The interest rates paid on the ARMS, CMOs, and REMICs in which the Funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.

         To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMs which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market.

         CAPS AND FLOORS. The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Funds invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

         The value of mortgage securities in which the Funds invest may be affected if market interest rates rise or fall faster and farther than the
allowable  caps  or  floors  on  the  underlying   residential  mortgage  loans.
Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Funds invest to be shorter than the maturities stated in the underlying mortgages.

PARTICIPATION INTERESTS

         The Funds may purchase participation interests from financial institutions such as commercial banks, savings and loan associations and insurance companies. These participation interests give the Fund an undivided interest in one or more underlying municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or obtain irrevocable letters of credit or guarantees to attempt to assure that the participation interests are of high quality. These typically give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

ZERO COUPON AND CAPITAL APPRECIATION BONDS

         Zero coupon and capital appreciation securities carry the risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not pay current interest in cash, the Fund is nonetheless required to accrue income on such investments and may be required to distribute such amounts at least annually. Because no cash is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to satisfy the Fund's distribution obligations.

FOREIGN SECURITIES

         Each Fund may invest in foreign securities, including foreign securities not publicly traded in the United States. As described in the Prospectus, investments in foreign securities involve special risks that differ from those associated with investments in domestic securities.

         EMERGING AND DEVELOPING COUNTRIES. The risks described in the Prospectus often are heightened for investments in emerging or developing countries. Compared to the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered a greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investment by foreign investors are subject to a variety of restrictions in many emerging or developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the type of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these and other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

         CURRENCY RISKS. Foreign securities are denominated in foreign currencies. Therefore, the value in U.S. dollars of a Fund's assets and income may be affected by changes in exchange rates and regulations. Although each Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

         A Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders usually large commercial banks) and their customers. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

         A Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency or denominated in a currency or currencies that the adviser believes will reflect a high degree of correlation with the currency with regard to price movements. The Fund generally will not enter into forward foreign currency exchange contracts with a term longer than one year.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

         A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise their put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

         Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the Fund's investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. Foreign currency options that are considered to be illiquid are subject to each Fund's 15% limitation on illiquid securities.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

FOREIGN BANK INSTRUMENTS

         Each Fund may invest in foreign bank instruments, including Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"),Yankee Certificates of Deposit ("Yankee Cds"), and Europaper. These instruments are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee Cds because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recording keeping and the public availability of information. These factors will be carefully considered by a Fund's adviser in selecting investments for the Fund.

U.S. GOVERNMENT SECURITIES

         Each Fund may invest in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities. Some U.S.
government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation to purchase the obligations of its agencies, authorities and instrumentalities. Securities guaranteed as to principal and interest by the U.S. government and its agencies, authorities or instrumentalities are deemed to include (i)
securities  for  which the  payment  of  principal  and  interest  is based by a guaranty of the U.S. government or its agencies, authorities or instrumentalities, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

OPTIONS

         Each Fund (other than the money market Fund) may attempt to hedge all or a portion of its portfolio by buying put options on portfolio securities. These Funds may also write covered call options on portfolio securities to attempt to increase their current income. Each Fund currently does not intend to invest more than 5% of its net assets in premiums on options transactions.

         PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES. A Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

         WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES. A Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).

         PURCHASING AND WRITING OVER-THE-COUNTER OPTIONS. A Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Fund and not traded on an exchange. Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

FINANCIAL FUTURES AND OPTIONS ON FINANCIAL FUTURES

         Each Fund (other than the money market Fund) may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. However, none of the Funds intends to do so during the current fiscal year. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

         Each Fund (other than the money market Fund) may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. However, none of the Funds intends to do so during the current fiscal year. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

         No Fund may purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When a Fund purchases a futures contract, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contract (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

         RISKS. When a Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contracts and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the
investment   adviser  will  consider  liquidity  before  entering  into  options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.


CREDIT ENHANCEMENT

         Certain of the Funds' investments may have been credit enhanced by a guaranty, letter of credit or insurance. The Funds typically evaluate the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. Generally, a Fund will not treat credit enhanced securities as having been issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat the securities as having been issued by both the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.

DEMAND NOTES

         All of the Funds may invest in demand notes. These are borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. Demand notes usually provide for floating or variable rates of interest, and are subject to the considerations described above with regard to foreign securities.

DEMAND FEATURES

         The Funds may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security are treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         These   transactions   are  arrangements  in  which  a  Fund  purchases
securities with payment and delivery scheduled for a future time. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, and not for investment leverage.

         These transactions are made to secure what is considered to be an advantageous price and yield for the Fund. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. Each Fund may engage in these transactions to an extent that would cause the segregation of an amount up to 25% of the value of its net assets.

LENDING OF PORTFOLIO SECURITIES

         A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which its investment adviser has determined are creditworthy under guidelines established by the Board of Trustees. In these loan arrangements, the Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. The Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions on the loaned security and receives interest on the amount of the loan. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

SELLING SECURITIES SHORT

         The Starwood Strategic Fund may sell securities short. When the Fund makes a short sale, it must leave the proceeds from the short sale with the broker and it must also deposit with the broker a certain amount of cash or government securities to collateralize its obligation to replace the borrowed securities which have been sold. In addition, the Fund must put in a segregated account (not with the broker) an amount of cash or U.S. government securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it will daily maintain the segregated account at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the greater of (a) the current market value of the securities sold short and (b) the market value of the securities at the time they were sold short. As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or government securities while also being subject to the possibility of gain or loss from the securities sold short. The Fund may sell securities short to the extent that would cause the amounts on deposits or segregated to equal 25% of the value of its net assets.

RESTRICTED AND ILLIQUID SECURITIES

         Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. Each Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its net assets (10% in the case of the money market Funds). The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Trust believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities eligible for resale under Rule 144A to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

           the frequency of trades and quotes for the security;

           the number of dealers willing to purchase or sell the security and the number of other potential buyers;

           dealer undertakings to make a market in the security; and

           the nature of the security and the nature of the marketplace trades.

REPURCHASE AGREEMENTS

         The Funds require the Custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of securities by the Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of the Funds' portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Directors.

REVERSE REPURCHASE AGREEMENTS

         A reverse repurchase transaction is similar to borrowing cash. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future, the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

PORTFOLIO TURNOVER

         The Funds will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve a Fund's investment objective, without regard to the length of time a particular security may have been held. The Adviser does not anticipate that portfolio turnover will result in adverse tax consequences.


INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

     The following investment limitations cannot be changed without shareholder approval. These limitations are considered at the time of purchase; a sale of securities is not required in the event of a subsequent change in circumstances.

SELLING SHORT AND BUYING ON MARGIN

    The Funds will not sell securities short or purchase securities on margin, except that (a) the Starwood Strategic Fund may sell securities short to the extent that would cause amounts on deposits or segregated as a result thereof to equal 25% of the value of its net assets, (b) the Funds (other than the Taxable Money Market Fund) may purchase securities on margin in connection with the purchase and sale of options, financial futures and options on financial futures, and (c) all Funds may obtain such short-term credits as are necessary for clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

         The Funds will not issue senior securities except as required by forward commitments to purchase securities or currencies and except that each Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Funds (other than the Starwood Strategic Fund) will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Each Fund (other than the Starwood Strategic Fund) will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Funds will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

PLEDGING ASSETS

         The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. Margin deposits for the purchase and sale of options, financial futures contracts and related options are not deemed to be a pledge.

DIVERSIFICATION OF INVESTMENTS

         With respect to securities comprising 75% of the value of its total assets (100% in the case of the Taxable Money Market Fund), each Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer.

INVESTING IN REAL ESTATE

         The Funds will not buy or sell real estate, including limited partnership interests in real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

         The Funds will not purchase or sell commodities, except that the Funds (other than the Taxable Money Market Fund) may purchase and sell financial futures contracts and related options. Further, the Funds may engage in transactions in foreign currencies and may purchase and sell options on foreign currencies and indices for hedging purposes.

UNDERWRITING

         The Funds will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which a Fund may purchase pursuant to its investment objective, policies, and limitations.

LENDING CASH OR SECURITIES

         Each Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations.

CONCENTRATION OF INVESTMENTS

         Each Fund will not invest 25% or more of the value of its total assets in any one industry or in government securities of any one foreign country, except that (i) each Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) the First Lexington Balanced Fund may invest without limitation in other investment companies, and (iii) the Taxable Money Market Fund may invest without limitation in domestic bank instruments.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

         Each Fund will limit its investments in other investment companies to no more than 3% of the total outstanding voting securities of any one investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, except that the First Lexington Balanced Fund may invest of up to 25% of its total assets in any one investment company and up to 100% of its total assets in investment companies in general, subject to the other limitations described herein. The foregoing limitations are not applicable to investment company securities acquired as part of a merger, consolidation, reorganization or other acquisition.

DEALING IN PUTS AND CALLS

         The Funds will not deal in puts and calls, except that each Fund (other than the Taxable Money Market Fund) may write covered call options and secured put options on up to 25% of its net assets and may purchase put and call options, provided that no more than 5% of the fair market value of its net assets may be invested in premiums on such options.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS

         The following limitations may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN RESTRICTED SECURITIES

         Each Fund will not invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.

INVESTING IN ILLIQUID SECURITIES

         Each Fund will not invest more than 15% of the value of its net assets (10% in the case of the money market Funds) in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, certain foreign currency options, and certain securities not determined by the Trustees to be liquid.

INVESTING IN NEW ISSUERS

         Each Fund will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years. With respect to asset backed securities, the Funds will treat the originator of the asset pool as the company issuing the security for purposes of determining compliance with this limitation.

INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES

         Each Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

INVESTING IN MINERALS

         The Funds will not purchase or sell oil, gas, or other mineral exploration or development programs or leases, although they may purchase the securities of issuers which invest in or sponsor such programs.

INVESTING IN WARRANTS

         Each Fund (other than the Taxable Money Market Fund) may invest up to 5% of its total assets in warrants, including those acquired in units or attached to other securities. To comply with certain state restrictions, each Fund will limit its investments in such warrants not listed on the New York or American Stock Exchanges to 2% of its net assets. (If state restrictions change, this latter restriction may be revised without notice to shareholder.) For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by a Fund in units with or attached to securities may be deemed to be without value.


MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS OF THE TRUST

         Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. The officers of the Trust listed below are affiliated persons of the Trust and the Adviser.



  Name, Address and Age                     Positions with the Trust and Principal Occupation
  ---------------------                     -------------------------------------------------

* Timothy L. Ashburn (46)                   Trustee (Chairman of the Board) and President of the Trust; Chairman of the Board and
429 N. Pennsylvania St.                     President, Vintage Advisers, Inc. (December 1994 to present);  Chairman of the Board,
Indianapolis, IN 46204                      Unified Corporation, Unified Management Corporation and Unified Advisers, Inc.
                                            (December  1989 to  present);  Trust Division  Manager  and Senior  Trust
                                            Officer,  Vine Street Trust  Company (July 1991 to April 1994).

Daniel J. Condon (46)                       Trustee of the Trust;  Vice President and Officer, International Crankshaft Inc. (1990
101 Carley Court                            to present); General Manager, Van Leer Containers, Inc. (1988 to 1990).
Georgetown, KY  40324

Philip L.  Conover  (50)                    Trustee of the Trust;  Adjunct  Professor  of Finance, University of South Florida
8218 Cypress  Hollow Drive                  (August 1994 to present); Managing  Director  and Chief  Operating  Officer,  Federal
Sarasota,  FL 34238                         Housing Finance Board (November 1990 to April 1994); President and CEO,
                                            Trustcorp Bank (February 1989 to November 1990).

David E. LaBelle (47)                       Trustee of the Trust; Vice President of Compensation Benefits, Occidental Petroleum
5005 LBJ Freeway                            Corporation (May 1993 to present); Vice President of Human Resources, Island Creek
Dallas, TX 76092                            Coal Company (A subsidiary of Occidental Petroleum) (June 1990 to April 1993);
                                            Director of Human Resources, Occidental Chemical Corporation (March 1989 to May
                                            1990).

Thomas G. Napurano (55)                     Treasurer of the Trust;  Chief Financial Officer, Vintage Advisers, Inc.(January 1995 to
429 N. Pennsylvania St.                     Present); Senior Vice President and Chief Financial Officer of Unified Corporation,
Indianapolis, IN 46204                      Unified Management Corporation and Unified Advisers, Inc.

Carol J. Highsmith (32)                     Secretary of the Trust; Secretary of Unified Holdings, Inc. And Vintage Advisers, Inc.
429 N. Pennsylvania St.                     (October 1996 to present); employed by Unified Advisers, Inc. (November 1994 to
Indianapolis, IN 46204                      present).



         No executive officer of the Trust receives annual aggregate compensation from the Trust in excess of $60,000, and no Trustee or executive officer of the Trust receives any pension or retirement benefits from the Trust. The table sets forth the total compensation paid by the Trust during the fiscal year ended September 30, 1996, to each of its Trustees, all of which consists of meeting fees.

                               Compensation Table

Name of Trustee                                       Total Compensation
---------------                                       ------------------

Timothy L. Ashburn                                          $0
Charles H. Binger*                                          $10,000
Daniel J. Condon                                            $10,000
Philip L. Conover                                           $10,000
David E. LaBelle                                            $4,800
Jack R. Orben*                                              $0

*Mr. Binger and Mr. Orben are no longer Trustees of the Trust.


FUND OWNERSHIP

         As of January 2, 1997, the following persons may be deemed to beneficially own five percent (5%) or more of the Starwood Strategic Fund:
Robert A. Orben, 1080 Pintail Ct., Columbus, IN -- 32.78%; Christine M. Clemson, 1 Bowdoin St., Shrewsbury, MA -- 6.94%; Judith C. Ristow, 7206 Whitehall Dr., Indianapolis, IN -- 6.27%; David A. Powless, 161 Sagebrush Dr., Corrales, NM -- 6.35%; Rosa C. Raveneau, 2 Tudor City Pl., Apt 1CN, New York, NY -- 13.53%.

         As of January 2, 1997, the following persons may be deemed to beneficially own five percent (5%) or more of the First Lexington Balanced Fund (formerly the Municipal Fixed Income Fund): Vintage Advisers, Inc., -- 80.94%; Unified Advisers, Inc., -- 19.06%.

         As of January 2, 1997, the following persons may be deemed to beneficially own five percent (5%) or more of the Taxable Money Market Fund:
Unified Advisers, Inc., -- 11.13%.

         As of January 2, 1997, as a result of the above described beneficial ownership, Robert Orben may be deemed to control the Starwood Strategic Fund; and Vintage Advisers, Inc., a Delaware corporation, may be deemed to control the First Lexington Balanced Fund (formerly the Municipal Fixed Income Fund). Jack Orben and Timothy Ashburn may be deemed to control Vintage Advisers, Inc. and, therefore, may be deemed to control the Funds controlled by Vintage Advisers, Inc. Unified Advisers, Inc. is a wholly owned subsidiary of Unified Holdings, Inc.

         In addition to the beneficial ownership described above, the officers and Trustees as a group beneficially owned as of January 2, 1997, 1.23% of the Starwood Strategic Fund; less than 1% of the Taxable Money Market Fund; and 0% of the other Funds.


INVESTMENT ADVISORY ARRANGEMENTS

INVESTMENT ADVISER

         The Trust's investment adviser is Vintage Advisers, Inc. (the "Adviser"). Timothy L. Ashburn, Chairman of the Board and President of the Trust, is the Chairman of the Board and President of the Adviser. Mr. Ashburn and Jack R. Orben each may be deemed to control the Adviser. They own 34.875% and 24.875% of its voting securities, respectively from a combination of common stock, stock grants, and stock options from the company's Management and Employee Retention Plan ("MERP") and Non-Qualified Restricted Stock Option Plan ("NQRSOP"). Messrs. Ashburn and Orben control the voting of the shares of the MERP and the NQRSOP. Thomas G. Napurano, Treasurer of the Trust, is the
Executive Vice President and Chief Financial Officer of the Adviser. Carol J. Highsmith, Secretary of the Trust, is Secretary of the Adviser.

SUB-ADVISERS

         Fiduciary Counsel, Inc. ("Fiduciary Counsel") is the sub-adviser to each of the Laidlaw Fund, the Taxable Money Market Fund, and the Tax-Free Money Market Fund. Starwood Corporation, is the sub-adviser of the Starwood Strategic Fund. Each of Fiduciary Counsel and Starwood Corporation (the "Sub-Advisers") are controlled by Associated Family Services, Inc. ("AFS"). Jack R. Orben is Chairman and CEO of each of Fiduciary Counsel, Starwood Corporation and AFS. Mr. Orben owns 33% of the outstanding voting securities of AFS.

         Health Financial, Inc. ("HFI") is the sub-adviser to the First Lexington Balanced Fund. HFI is a wholly owned subsidiary of Unified Holdings, Inc., and may be deemed to be controlled by Gregory W. Kasten and Timothy L. Ashburn.

ADVISORY FEES

         For their advisory services, the Adviser and each Sub-Adviser receives an annual investment advisory fee as described in the Prospectus. For the fiscal year ended September 30, 1996, the Taxable Money Market Fund and the Tax-Free Money Market Fund paid advisory fees of $194,953 and $28,468, respectively, and the Adviser waived its entire advisory fee with respect to the other Funds. Fiduciary Counsel, Inc., Sub-Adviser to the Money Market Funds, received $24,166 and $3,525 from the Adviser for advisory services provided to the Taxable Money Market Fund and the Tax-Free Money Market Fund, respectively. During the period from June 2, 1995 (commencement of operations) through September 30, 1995, the Adviser waived its entire advisory fee with respect to each Fund. The Sub-Advisers were not paid any sub-advisory fees during that period.

         The Adviser has undertaken to comply with the expense limitation established by certain states for investment companies whose shares are registered for sale in those states. If a Fund's operating expenses exceed this expense limitation, the investment advisory fee will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be waived by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.


DISTRIBUTION ARRANGEMENTS

         Rule 12b-1 under the Investment Company Act of 1940 describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Trust shares.

         The Trust has adopted a Distribution Plan with respect to each of the Funds. Pursuant to this Plan, the Funds are authorized to incur distribution expenses including those incurred in connection with preparing and distributing sales literature and advertising, preparing, printing and distributing prospectuses and statements of additional information used for other than regulatory purposes or distribution to existing shareholders, implementing and operating the Plan, and compensating third parties for their distribution services. Distribution expenses attributable to a particular Fund are borne by that Fund. Distribution expenses which are not readily identifiable as attributable to a particular Fund are allocated among the Funds based on the relative size of their average net assets.

         Each Fund may expend annually up to 0.10% of the Fund's average daily net assets pursuant to the Plan. A report of the amounts so expended by each Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan may not be amended to increase materially the costs which any Fund may bear for distribution pursuant to the Plan without approval of the amendment by the shareholders of the affected Fund.

         The Board of Trustees expects that the adoption of the Plan will result in the sale of a sufficient number of shares so as to allow the Funds to achieve economic viability. It is also anticipated that an increase in the size of each Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

         During the period ended September 30, 1996, Unified Management Corporation, the Trust's distributor, spent $76,800 under the Distribution Plan. Of this amount, approximately $16,086 was spent on printing and mailing marketing materials; $47,500 was spent on sales and marketing payroll; $2,283 was spent on advertising and $10,700 was spent on sales related travel and entertainment expenses. The Trust's total reimbursement of the distributor was
 .10% of each Fund's average daily net assets, or $45,588.


ADMINISTRATIVE SERVICES ARRANGEMENTS

         The Trust has adopted a Shareholders Services Plan (the "Services Plan") with respect to each Fund. Pursuant to the Services Plan, the Funds are authorized to incur annual expenses of up to 0.15% of their average daily net assets for administrative support services provided their shareholders. Such expenses may include costs and expense incurred by third parties for administrative services to the Funds' shareholders, including answering shareholder inquiries, maintenance of shareholder accounts, performing sub accounting, obtaining taxpayer identification number certificates from shareholders, personnel whose time is attributable to servicing the shareholders of the Funds, and the provision of personal services to shareholders. For the fiscal year ended September 30, 1996, the Trust's Administrator, Unified Advisers, Inc., received the following payments pursuant to the Services Plan:
Starwood Strategic Fund, $598; Aggressive Growth Fund, $972; Fiduciary Value Fund (now the Laidlaw Fund), $56; Asset Allocation Fund, $994; Taxable Fixed Income Fund, $41; Municipal Fixed Income Fund (now the First Lexington Balanced
Fund), $45; Taxable Money Market Fund, $52,637; Tax-Free Money Market Fund, $7,686. During the period from June 2, 1995 to September 30, 1995, no amounts were expended under the Services Plan by any Fund.


BROKERAGE TRANSACTIONS

         When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, a Fund's investment adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser and the respective Sub-Advisers make decisions on portfolio transactions and selects brokers and dealers subject to review by the Board of Trustees.

         The Adviser and Sub-Advisers may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the Adviser and Sub-Advisers and may include advice as to the advisability of investing in securities, security analysis and reports, economic studies, industry studies, receipt of quotations for portfolio evaluations and similar services.

         Research services provided by brokers may be used by the Adviser and Sub-Advisers in advising the Fund's and other clients. To the extent that receipt of these services may supplant services for which the Adviser or the Sub-Advisers might otherwise have paid, it would tend to reduce their expenses. During the period from June 2, 1995 to September 30, 1995, the Adviser did not direct any brokerage transactions to brokers because of research services provided.

         For the fiscal year ended September 30, 1996, the Starwood Strategic Fund paid brokerage commissions of $2,317 to Unified Management Corporation, the Trust's Distributor, for effecting 100% of that Fund's commission transactions. During the period from June 2, 1995 to September 30, 1995, no Fund paid any brokerage commissions to the Distributor.


PURCHASE AND REDEMPTION

TERMS OF PURCHASE

         The Trust reserves the right to reject any purchase order and to change the amount of the minimum initial and subsequent investments in the Funds upon notice.

REOPENING AN ACCOUNT

         A shareholder may reopen a closed account with a minimum investment of $1,000 without filing a new account application, during the calendar year the account is closed or during the following calendar year, provided that the information on the existing account application remains correct.

REDEMPTION IN KIND

         The Trust has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the particular Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the particular Fund. In this event, the securities would be valued in the same manner as the particular Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

SUSPENSION OF REDEMPTIONS

         The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed, (b) when trading in the markets the particular Fund normally uses is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the particular Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the particular Fund's shareholders.


DETERMINATION OF NET ASSET VALUE

         The methods and days on which net asset value is calculated by each Fund are described in the Prospectus.

VALUATION OF PORTFOLIO SECURITIES

         Portfolio securities owned by a Fund and listed or traded on any national securities exchange are valued on the basis of the last sale on such exchange each day the exchange is open for business. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Bid price is used when no asked price is available. Options are valued at the last sales price on an exchange. Options for which there were no transactions are valued at the average of the most recently reported bid and asked prices. Money market instruments (certificates of deposit, commercial paper, etc.) are valued at amortized cost if not materially different from market value. Portfolio securities for which market quotations are not readily available are to be valued in good faith as determined by the Board of Trustees. Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investment and from the sale of portfolio securities, are carried at book value, as are all liabilities.


TAX STATUS

STATUS OF THE FUNDS

         The Funds intend to pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, a Fund must, among other requirements:

         derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

         derive less than 30% of its gross income from the sale of securities held less than three months;

         invest in securities within certain statutory limits; and

         distribute to its shareholders at least 90% of its net income earned during the year.

         Although the Starwood Strategic Fund, Fiduciary Value Fund (now the Laidlaw Fund), and Municipal Fixed Income Fund (now the First Lexington Balanced
Fund) did not qualify to be taxed as regulated investment companies for the tax year ended September 30, 1996 because of each Fund's small size and limited operations, there were no tax consequences and the Funds were not required to pay any tax. These Funds intend to qualify as regulated investment companies in subsequent years.

SHAREHOLDERS' TAX STATUS

         Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. Depending on the composition of a Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporations. In general, dividend income of a Fund distributed to certain U.S. corporate shareholders will be eligible for the corporate dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by certain U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company.

         The foregoing tax consequences apply whether dividends are received in cash or as additional shares. No portion of any income dividend paid by any Fund is eligible for the dividends received deduction available to corporations.

CAPITAL GAINS

         Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.

FOREIGN TAXES

         Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.


PERFORMANCE INFORMATION

         Quotations of a Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of a Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of the Fund's expenses.

TOTAL RETURN

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)n = ERV

Where:            P =      a hypothetical $1,000 initial investment
                           T =      average annual total return
                           n =      number of years
                           ERV =    ending redeemable value at the end of the
                           applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         The average annual total return of the Taxable Money Market Fund for the one year period ended September 30, 1996 was 4.13%. The average annual total return of the Starwood Strategic Fund for the period April 4, 1996 (commencement of investment in accordance with its investment objective) through September 30, 1996 was -3.97%.

YIELD

         The yield of a Fund's shares (other than the money market Fund) is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the net asset value per share of the Fund on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months.

         The "yield" of a money market Fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. The amount of income generated by investments during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

         The yield of does not necessarily reflect income actually earned by the applicable shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

         The annualized yield of the Taxable Money Market Fund for the seven-day period ended September 30, 1996 was 4.04%. The effective yield of the Taxable Money Market Fund for that seven-day period was 4.13%.


PERFORMANCE COMPARISONS

         A comparison of the quoted non-standard performance of various investments is valid only if performance is calculated in the same manner. Because there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a particular Fund with the performance quoted with respect to other investment companies or types of investments.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc. And other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of a fund's risk. Rankings may be listed among one or more of the asset-size classes as determined by the independent ranking organization. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period, and asset size class, as applicable, for the ranking in question.

         In addition, a particular Fund's performance may be compared to unmanaged indices of securities that are comparable in their terms and intent to those in which the Fund invests such as the Dow Jones Industrial Average ("DJIA"), Standard & Poor's 500 Stock Index ("S&P 500"), the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index ("CPI"). The DJIA and S&P 500 are unmanaged indices widely regarded as representative of the equity market in general. The CPI is a commonly used measured of inflation.

         Marketing and other literature for the Funds may include a description of the potential risks and rewards associated with an investment in a particular Fund. The description may include a comparison of a particular Fund to broad categories of comparable funds in terms of potential risks and returns. The description may also compare a particular Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return. Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve loss of principal.

         The risks and rewards associated with an investment in bond or equity funds depend upon many factors. For fixed income funds these factors include, but are not limited to a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks and rewards associated with an investment in international bond or equity funds will also depend upon currency exchange rate fluctuation. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term fixed income funds. The same is true of domestic bond funds relative to international fixed income funds, and fixed income funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity fund but generally offer the potential for greater return.


INFORMATION ABOUT THE TRUST

         The Trust was organized on February 1, 1995 as an Indiana business trust. The By-Laws of the Trust provide that the Trustees shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees upon the written request of shareholders of the Trust holding at least 10% of all votes entitled to be cast at an election of Trustees.


CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTING AGENT,
AND INDEPENDENT ACCOUNTANTS

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201 ("Custodian") serves as the custodian for each of the Funds. General correspondence to the Custodian, such as for IRA information, etc., should be addressed to: Star Bank, P.O. Box 1038 Location 6118, Cincinnati, Ohio 45201. When Fund purchases or deposits require delivery directly to the Custodian, those correspondences should be addressed to: The Vintage Funds, [name of specific Fund in which you are purchasing shares], P.O. Box 640689, Cincinnati, Ohio, 45264-0689.

         Unified Advisers, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110, acts as the transfer agent, fund accounting agent and administrator for the Trust (the "Transfer Agent"). The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The Transfer Agent provides the Trust with certain monthly reports, record-keeping and other management-related services. For its services the Transfer Agent receives a monthly fee at an annual rate of .025% and .0675% of the net assets of the money market fund and the non-money market funds, respectively. The Transfer Agent and Unified Management Corporation are both wholly owned subsidiaries of Unified Holdings, Inc.

         Neither the Custodian nor Unified Advisers, Inc., has any part in determining the investment policies of the Trust or any of the Funds or which securities are to be purchased or sold by the Funds, and neither can provide protection to shareholders against possible depreciation of assets.

         McCurdy & Associates CPA's Inc., 27955 Clemens Road, Westlake, OH 44145, independent accountants, have been selected as the Trust's auditors.

FINANCIAL STATEMENTS

         The following are the financial statements and independent auditor's report of The Laidlaw Covenant Fund, which was acquired by the Laidlaw Fund. The other financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the year ended September 30, 1996. The Trust will provide the Annual Report without charge upon request by calling the Trust at 1-800-408-4682.

THE LAIDLAW FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 1996
                                                                          Value
         Description                            Shares                   (Note 2)


COMMON STOCKS - 96.3%

Chemicals - 7.3%

         Air Products & Chemicals               2,500          $        145,625
         Vulcan Materials                       1,600                    96,000
                                                                        241,625


Consumer Products - 6.0%

         Clorox Co.                             1,400                   134,225
         Rubbermaid, Inc.                       2,700                    66,150
                                                                        200,375


Drugs and Health Care - 10.0%

         Alza, Inc.  (b)                        3,000                    80,625
         Bergen Brunswig Corp. "Class A"        2,205                    70,009
         Merck & Co., Inc.                      1,100                    77,412
         Pharmacia & Upjohn                     2,465                   101,681
                                                                        329,727


Equipment and Electronics - 2.6%

         Hubbell, Inc. "Class B"                2,310                    85,470
                                                                         85,470


Financial Services - 14.4%

         Allstate Corporation                   1,390                    68,458
         Bank of New York                       4,000                   117,500
         Banc One                               2,750                   112,750
         Cigna Corp.                              600                    71,925
         AG Edwards                             2,000                    58,250
         Transamerica Corp.                       700                    48,912
                                                                        477,795



Food  and Beverage - 6.1%

         CPC International                        700          $         52,413
         H.J. Heinz Co.                         2,100                    70,875
         Hershey Foods                          1,600                    80,400
                                                                        203,688


Furniture and Home Equipment - 5.6%
         Miller Herman                          2,500                   101,250
         Maytag Corp.                           4,400                    85,800
                                                                        187,050

Industrial Products and Packaging - 6.3%

         Avery Dennison Corp.                   1,500                    83,250
         Bemis Co. "Class A"                    1,500                    50,813
         Cooper Industries, Inc.                1,700                    73,525
                                                                        207,588


Manufacturing - 4.5%

         Timken Co.                             2,100                    82,425
         Worthington Industries, Inc.           3,300                    66,000
                                                                        148,425


Office Equipment and Services - 6.9%

         Federal Express   (b)                  1,000                    79,250
         Kelly Services, Inc.                   2,700                    76,612
         Knight-Ridder                          2,000                    74,000
                                                                        229,862



Oil and Gas - 9.0%

         Amoco Corp.                            2,000                   141,000
         Apache Corp.                           2,300                    68,425
         Tenneco                                1,800                    90,225
                                                                        299,650



Retail - 2.0%

         Sears Roebuck & Co.                    1,500          $         67,125
                                                                         67,125

Transportation - 2.4%

         CSX Corp.                              1,600                    80,800
                                                                         80,800

Utilities - 13.2%

         American Telephone & Telegraph         1,600                    83,600
         American Water Works, Inc.             5,200                   112,450
         Public Service Co. of Colorado         2,500                    88,750
         SBC Communications, Inc.               1,600                    77,000
         Southern New England Telecomm Corp.    2,000                    73,750
                                                                        435,550


Money Market- 0.5%
         Fountain Square Treasure                                        14,200
                                                                         14,200


Total Common Stocks/Money Market
   (cost $2,341,614) (a)                                              3,208,930

Other Assets and Liabilities (Net) - 3.2%                               103,809

Net Assets                                                     $      3,312,739


(a) Cost also represents cost for federal income tax purposes.
(b) Non-income producing securities





THE LAIDLAW FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

ASSETS
       Investments, at value    (cost $2,341,614)               $   3,208,930
       Cash                                                            75,344
       Receivable from adviser                                         14,182
       Receivable for Fund Shares sold                                     20
       Dividends and receivable                                         8,236
       Prepaid expenses                                                   713
       Deferred organization costs                                     22,834

Total Assets                                                        3,330,259


LIABILITIES
        Dividends payable to shareholders                               1,131
        12b-1 expenses payable                                          2,690
        Accrued expenses                                               13,699

Total Liabilities                                                      17,520


NET ASSETS                                                      $   3,312,739


Shares outstanding  (.001 par value,
  unlimited shares authorized)                                        221,633


CALCULATION OF MAXIMUM OFFERING PRICE:
        Net asset value per share                               $       14.95
        Sales charge - 4.5% of public offering price                     0.70

Maximum Offering Price                                          $       15.65

COMPOSITION OF NET ASSETS:
        Shares of beneficial interest, at par                   $         209
        Additional shares of beneficial interest                    2,358,813
        Accumulated undistributed net investment income                 9,088
        Accumulated undistributed net realized gains                   77,313
        Net unrealized appreciation of investments                    867,316

NET ASSETS, SEPTEMBER 30, 1996                                  $   3,312,739

 The accompanying notes are an integral part of these financial statements.


THE LAIDLAW FUND
STATEMENT OF OPERATIONS

                                                                  Nine Months         Period Ended
                                                                  Ended 9/30/96         12/30/95
INVESTMENT INCOME
      Dividends                                                     $  70,470          $   113,271
      Interest                                                          9,472                2,665
      Other Income                                                          7                    0

      Total Investment Income                                          79,949              115,936

EXPENSES
      Advisory fees                                                 $  29,133               46,966
      Administration fees                                               2,176               15,001
      12b-1 expenses                                                   10,161               16,438
      Custodian fees and expenses                                       1,872                2,310
      Fund Accounting fees and expenses                                17,302               27,757
      Transfer Agent fees and expenses                                 11,233               15,001
      Legal fees                                                       19,713                8,648
      Amortization of organization costs                                8,634               11,501
      Printing                                                          5,165                6,925
      Registration fees                                                 7,020               15,787
      Audit fees                                                       14,410               25,927
      Trustee's fees                                                    7,352               11,832
      Pricing fees                                                      4,493                6,000
      Insurance expense                                                    26                  777
      Other expenses                                                    2,620                3,698

                                                                      141,310              214,567

      Less:  Fees waived and expenses to be reimbursed
               Adviser and Sub-Adviser                                (69,567)             (99,450)

Expenses less reimbursement                                            71,743              115,117


Net Investment Income                                                   8,206                  820


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gains on securities transactions                    72,801              690,467
      Net change in unrealized appreciation of investments            117,631              511,590

Net Income on Investments                                             190,432            1,202,057


INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $ 198,638          $ 1,202,877


  The accompanying notes are an integral part of these financial statements.


THE LAIDLAW FUND
STATEMENT OF CHANGES IN NET ASSETS
SEPTEMBER 30,1996

                                                        Nine months ending             Year Ended
                                                        September 30, 1996          December 31, 1995

INCREASE (DECREASE) IN NET ASSETS
Operations
      Net investment income                                   $8,206               $        $820
      Net realized gain on securities transactions            72,801                     690,467
      Net change in unrealized appreciation of
        investments                                          117,631                     511,590

      Net increase in net assets resulting
        from operations                                      198,638                   1,202,877



Dividends to shareholders from net investment income               0                           0



Distributions to shareholders from net realized gain        (152,958)                   (533,277)


Portfolio Share Transactions (Note 5)
      Net proceeds from shares subscribed                    565,090                     815,009
      Net asset value of shares issued to shareholders
         in reinvestment of dividends and distributions      130,753                           0
      Cost of shares redeemed                             (1,926,239)                 (1,368,124)

      Net increase in net assets from capital share
         transactions                                     (1,230,396)                   (553,115)



Total Increase (Decrease)                                 (1,184,716)                    116,485


NET ASSETS
      Beginning of period (including undistributed
        net investment income of $831 & $12
         respectively).                                    4,497,455                   4,380,970

      End of period (including undistributed net
         investment income of $9,088 and $831
          respectively).                                   3,312,739                   4,497,455



The accompanying notes are an integral part of these financial mstatements.





THE LAIDLAW FUND



Notes to Financial Statements

Note 1 - General


     The Laidlaw Covenant Fund (the "Fund) was organized as a business trust under the laws of the State of Indiana on August 26, 1993, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company, commonly known as a "mutual fund" (see note 7).

  The Fund issues shares of beneficial interest relating to an investment portfolio consisting principally of common stocks, or securities convertible into or exchangeable for common stocks, of companies which, in the opinion of the Fund's investment adviser, meet certain standards of corporate responsibility and ethical business behavior, as well as traditional investment standards.

Laidlaw Holdings Asset Management, Inc.
("Laidlaw") serves as the Fund's
investment adviser.  Covenant Investment
Management, Inc. ("Covenant") serves as
the Fund's sub-adviser.

Laidlaw Equities, Inc. ("Distributor")
serves as the distributor of the Fund's
shares. Laidlaw Equities, Inc. also serves as the Fund's administrator.

Note 2 - Significant Accounting Policies

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A)  Security Valuations

    Securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Market System. Securities not listed on an exchange or the National Market System, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investment in Money Market Funds are recorded at net asset value.

B)  Securities Transactions and Investment
      Income

     Securities transactions for these financial statements are recorded on a trade date-plus-one basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income on investments is accrued daily.

C)  Dividends and Distributions to
      Shareholders

     The Fund declares and pays dividends from net investment income and distributes net capital gains, if any, at least annually. However, to the extent that net realized gains of the Fund can be reduced by any capital loss carry-overs from the Fund, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

D)  Federal  Income Taxes

  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies including the requirement that it distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E)  Expenses

  Organization costs totalling $57,500 have been deferred and are being amortized by the Fund on a straight-line basis through 1997.


F) Estimates

  Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - Agreements and Other
             Transactions with Affiliates

  The Fund has entered into an Investment
Advisory Agreement with Laidlaw.  In
turn, Laidlaw has entered into an
Investment Sub-Advisory Agreement with
Covenant.  The Fund has entered into an
Administration Agreement with Laidlaw
Equities Inc. and a Distribution Agreement with the Distributor.

  As Investment Adviser, Laidlaw supervises and assists in the management of the Fund. Pursuant to the terms of the Investment Advisory Agreement, Laidlaw is entitled to annual fees, accrued daily and payable monthly, at the following rates:

Annual                        Average
  Rate                   Daily Net Assets
 1.00%               Less than $250 million
  .80%               $250  to less than $500 million
  .70%                 $500 million and over


   For the period ended September 30, 1996, Laidlaw waived its advisory fee. The amount of this waiver totalled $29,133.

    As Investment Adviser, Laidlaw provides day to day management of the Fund's investments. Pursuant to an agreement with Covenant, Laidlaw has agreed to pay Covenant 30% of the net amount of its investment advisory fee paid by the Fund. Since Laidlaw waived its entire advisory fee, Covenant was not entitled to any sub-advisory fee for the period ended September 30, 1996.

     The Fund has agreed to pay Unified the following for services:

     Transfer Agent - Monthly fee equal to $1.15 per active stockholder account with a minimum monthly fee of $1,250.

     Fund Accounting Agent - Annual fee equal to .05% of the Fund's average net assets, subject to a minimum annual fee of $20,000, plus reimbursement for certain expenses and optional services.

  The agreements further provide that if, in any fiscal year, the aggregate expenses of the Fund (generally including fees payable to Laidlaw and Unified but excluding interest, taxes, brokerage commissions and extraordinary expenses ) exceed the most restrictive expense limitation of any state having jurisdiction over the Fund, Laidlaw will reimburse the Fund for any such expenses. At September 30, 1996, the most restrictive limitation limits expenses to 2.5% of the first $30 million of the Fund's average daily net assets, plus 2.0% of the next $70 million of such assets plus 1.5% of such assets in excess of $100 million. At September 30, 1996 Laidlaw owed the Fund $14,182 pursuant to this limitation, net of advisory and other fees due to Laidlaw. Laidlaw reimbursed The Fund in the amount of $50,000 recorded on June 6, 1996.

  For the period ended September 30, 1996, the Distributor advised the Fund that it retained $11 from commissions earned on the sales of the Fund's shares. For the same period various affiliates of Laidlaw advised the Fund that they retained $4,673 from commissions earned on the sales of the Fund's shares. In addition, Laidlaw retained $360 in commissions from the sales of investment securities to the Fund.

  The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act . Pursuant to the Plan, the Fund is authorized to incur distribution and shareholder servicing expenses at an aggregate annual rate of up to .35% of the Fund's average daily net assets. Pursuant to the plan, up to
 .10% of the Fund's average daily net assets may be retained by the Distributor and the remainder may be used to reimburse the Distributor for payments made for distribution and servicing provided to Fund shareholders. For the period ended September 30, 1996, the Fund incurred expenses of $10,161 pursuant to the Plan. Of that amount, $8,352 was earned by Laidlaw as Broker/Dealer/distributor, and non-affiliated Broker/Dealers earned $1,809. The Laidlaw Fund offered 100% re-allowance to all selling agents effective July 3, 1995.

     Certain Trustees and officers of the Fund are "affiliated persons" (as defined in the Act) of Laidlaw. Each "non-affiliated" Trustee is entitled to receive a meeting fee of $625 per meeting for services relating to the Fund.

Note 4 - Securities Transactions

     For the period ended September 30, 1996, the cost of purchases and the proceeds from sales of the Fund's investment securities (excluding short-term investments) amounted to $0 and $1,216,869, respectively.

     At September 30, 1996, the cost of the Fund's investment securities for federal income tax purposes was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments amounted to $867,316, consisting of gross unrealized appreciation of $857,548 and gross unrealized depreciation of $9,768.



Note 5 - Capital Share Transactions

     Transactions in shares of the Fund are summarized below (rounded to the nearest thousand):

                        Period Ended        Year Ended
                        Sept 30,1996     Dec 31,1995
Shares Sold                 20,000           55,000
Shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions            27,000                 0
Shares redeemed           (126,000)          (94,000)
Net Increase
   (Decrease)              (79,000)          (39,000)

Note 6 - Dividend Distribution

  For the period November 1,1995 thru December 31,1996, the Laidlaw Fund had realized long-term capital gains of $45,801 and short-term capital gains of $107,104. Dividend distributions in the amount of $.7029 per share were paid out on September 23, 1996 to shareholders of record as of September 16, 1996.

Note 7 - Subsequent Events

On December 20, 1996 The Fiduciary Value Fund acquired the assets of The Laidlaw Covenant Fund. The acquisition consisted of the transference of all the assets and liabilities of The Laidlaw Covenant Fund in exchange for shares of the Fiduciary Value Fund and the distribution of such shares to the shareholders of the Laidlaw Covenant Fund in liquidation of The Laidlaw Covenant Fund.

THE LAIDLAW FUND
Selected Per Share Data and Ratios
Financial Highlights for a share outstanding for the nine months ended September
30, 1996 and the years ended December 31, 1995, 1994 and 1993 and for the period from March 3, 1992 through December 31, 1992

                                   For the nine
                                   months ended         Year Ended          Year Ended          Year Ended          March 3, 1992
                                 September 30, 1996   December 31, 1995   December 31, 1994   December 31, 1993   December 31, 1992
                                                                                                                         (a)

Selected Per Share Data

Net Asset Value
     Beginning of Period               $14.96              $12.91             $12.92             $12.56              $11.94

Investment Activities
     Net investment income (loss)        0.03                0.00               0.01               0.02                0.08
     Net realized and unrealized
     gains (losses) on
     investments                         0.66                3.82               0.35               0.49                1.03
Total from Investment Activities         0.69                3.82               0.36               0.51                1.11


Distributions
     Net investment income               0.00                0.00              (0.01)             (0.02)              (0.08)
     Net realized gains                 (0.70)              (1.77)             (0.36)             (0.13)              (0.41)
  Total Distributions                   (0.70)              (1.77)             (0.37)             (0.15)              (0.49)


Net Asset Value, End of Period        $14.95              $14.96             $12.91             $12.92              $12.56


Total Return (excluding sales
   charges)                              6.19%(b)          29.59%               2.86%              4.06%             11.20%(b)


Ratios/Supplementary Data
  Net Assets at end of period(000)       3,313              4,497               4,381              4,996               4,284
  Ratio of expenses to average
   net assets                            2.44%              2.50%               2.50%              2.50%               2.50%
  Ratio of net investment income
   (loss) to average net assets          0.28%              0.02%               0.11%              0.16%               0.69%
  Ratio of expenses to average
   net assets*                           4.81%              4.57%               5.20%              5.80%               7.09%
  Ratio of net investment income
   (loss) to average net assets*        (2.09%)            (2.10%)             (2.57%)            (3.16%)             (3.90%)


Portfolio turnover                        0%                  61%                 73%               107%                128%

Average commission rate paid             $0.01              $0.00(c)              $0.00(c)          $0.00(c)           $0.00(c)

* During the period the investment advisory and administration fees were waived and reimbursed. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a) Period from commencement of operations.
(b) Annualized.
(c) Commission rate was not required on financial statements during the periods 1992-1995.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees:
The Laidlaw Fund

We have audited the accompanying statement of assets and liabilities of the Laidlaw Fund, including the schedule of investments, as of September 30, 1996, and the related statements of operations for the nine months then ended, the statement of changes in net assets for the nine month current period and the prior year, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Laidlaw Fund as of September 30, 1996, the results of its operations for the nine months then ended, the changes in its net assets for the nine month current period and the prior year, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake Ohio  44145
December 27, 1996